FAIR VALUE MEASUREMENTS	12 Months Ended
Jun. 26, 2019
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
Non-Financial Assets Measured on a Non-Recurring Basis
We review the carrying amounts of property and equipment, reacquired franchise rights and transferable liquor licenses semi-annually or when events or circumstances indicate that the fair value may not substantially exceed the carrying amount. We record an impairment charge for the excess of the carrying amount over the fair value. All impairment charges were included in Other (gains) and charges in the Consolidated Statements of Comprehensive Income for the periods presented, refer to Note 5 - Other Gains and Charges for more information.
We determine the fair value of property and equipment and reacquired franchise rights based on discounted projected future cash flows of the restaurants over their remaining service life using a risk adjusted discount rate that is commensurate with the inherent risk that is considered Level 3. Refer to Note 1 - Nature of Operations and Summary of Significant Accounting Policies for definition of fair value levels.
Based on our fiscal 2019 semi-annual reviews, we impaired long-lived assets and reacquired franchise rights with carrying values of $10.3 million and $0.5 million, respectively, primarily related to eleven underperforming Chili’s restaurants. We determined the leasehold improvements and other assets associated with the impaired restaurants had no fair value, based on Level 3 fair value measurements.
Based on our fiscal 2018 semi-annual reviews, long-lived assets and reacquired franchise rights with carrying values of $3.7 million and $0.3 million, respectively, primarily related to five underperforming restaurants, were determined to have a total fair value of $0.3 million resulting in an impairment charge of $3.7 million. Additionally during fiscal 2018, we impaired long-lived assets and reacquired franchise rights with carrying values of $6.0 million and $1.2 million, respectively, primarily related to nine underperforming Chili’s restaurants located in Alberta, Canada which were identified for closure by management. We determined the leasehold improvements and other assets associated with these Canada restaurants had no fair value, based on Level 3 fair value measurements, as the decision to close the restaurants in the second quarter of fiscal 2018 resulted in substantially all of the assets reverting to the landlords. This resulted in an impairment charge of $7.2 million during fiscal 2018.
We determine the fair value of transferable liquor licenses based on prices in the open market for licenses in the same or similar jurisdictions that is considered Level 2. Based on our semi-annual review, during fiscal 2019 and fiscal 2018, we determined there was no impairment.
Other Financial Instruments
Our financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable and long-term debt. The fair values of cash and cash equivalents, accounts receivable and accounts payable approximate their carrying amounts because of the short maturity of these items. The carrying amount of debt outstanding related to the amended revolving credit facility approximates fair value as the interest rate on this instrument approximates current market rates (Level 2). The fair values of the 3.875% and 5.00% notes are based on quoted market prices and are considered Level 2 fair value measurements.
The 3.875% notes and 5.00% notes carrying amounts, which are net of unamortized debt issuance costs and discounts, and fair values are as follows, refer to Note 9 - Debt for further details:

	June 26, 2019		June 27, 2018
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
3.875% notes	$298.6	$296.3	$298.2	$285.3
5.00% notes	$345.9	$356.2	$345.2	$342.3

During fiscal 2018, we received an $18.0 million long-term note receivable as consideration related to the sale of our equity interest in the Chili’s joint venture in Mexico. We determined the fair value of this note based on an internally developed analysis relying on Level 3 inputs at inception. This analysis was based on a credit rating we assigned to the counterparty and comparable interest rates associated with similar debt instruments observed in the market. As a result of this analysis, we determined the fair value of this note was approximately $16.0 million and recorded this fair value as its initial carrying value. We believe the fair value continues to approximate the note receivable carrying value, which as of June 26, 2019 was $11.1 million. The current portion of the note represents cash payments to be received over the next 12 months and is included within Accounts receivable, net while the long-term portion of the note is included within Other assets in the Consolidated Balance Sheets. Refer to Note 4 - Equity Method Investment for further details about this note receivable.
Additionally, we have recorded certain lease obligations related to the previously divested Romano’s Macaroni Grill restaurants. These lease obligations are based on Level 3 fair value measurements based on an estimate of the obligation associated with the lease locations, stated rent and other factors such as ability and probability of the landlord to mitigate damages by leasing to new tenants. Refer to Note 15 - Commitments and Contingencies for further details.